EXHIBIT 3


                            ARTICLES OF INCORPORATION


The undersigned incorporator(s), for the purpose of forming a corporation under the Florida business Corporation Act, hereby adopt(s) the following Articles of Incorporation.



                                 ARTICLE I NAME
                                 --------------

The name of the corporation shall be:

                        Healthy Bites Grill of Boca, Inc.


                           ARTICLE II PRINCIPAL OFFICE

The principal place of business and mailing address of this corporation shall be:

                         275 Commercial Blvd, Suite 260
                      Lauderdale by the Sea, Florida 33308


                               ARTICLE III SHARES
                               ------------------

The number of shares of stock that this corporation is authorized to have outstanding at any one time is:


                            100 shares @ $1 per share

             ARTICLE IV INITIAL REGISTERED AGENT AND STREET ADDRESS
             ------------------------------------------------------

The name and address of the initial registered agent is:


                              Bruno Sartori
                              275 Commercial Blvd, Suite 260
                              Lauderdale by the Sea, Florida  33308


                            ARTICLE V INCORPORATOR(S)
                            -------------------------

The name(s) and street address(es) of the incorporator(s) to these Articles of Incorporation is (are):


                              Bruno Sartori
                              275 Commercial Blvd, Suite 260
                              Lauderdale by the Sea,  Florida  33308


The undersigned incorporator(s) has (have) executed these Articles of Incorporation this

         4th          day of             May           , 2001.
--------------------          -------------------------



                  ---------------------------------------------------
                                      Signature


                                 /s/     Bruno Sartori
                  ---------------------------------------------------
                                         Signature


                            ARTICLES OF INCORPORATION
                                FILING FEE - $35

                            ARTICLES OF INCORPORATION


The undersigned incorporator(s), for the purpose of forming a corporation under the Florida business Corporation Act, hereby adopt(s) the following Articles of Incorporation.



                                 ARTICLE I NAME
                                 --------------

The name of the corporation shall be:

                        Health Express Franchise Company


                           ARTICLE II PRINCIPAL OFFICE
                           ---------------------------

The principal place of business and mailing address of this corporation shall be:

                              275 Commercial Blvd, Suite 260
                              Lauderdale by the Sea, Florida 33308


                               ARTICLE III SHARES
                               ------------------

The number of shares of stock that this corporation is authorized to have outstanding at any one time is:


                            100 shares @ $1 per share

             ARTICLE IV INITIAL REGISTERED AGENT AND STREET ADDRESS
             ------------------------------------------------------

The name and address of the initial registered agent is:


                              Bruno Sartori
                              275 Commercial Blvd, Suite 260
                              Lauderdale by the Sea,  Florida  33308


                            ARTICLE V INCORPORATOR(S)
                            -------------------------

The name(s) and street address(es) of the incorporator(s) to these Articles of Incorporation is (are):


                                    Bruno Sartori
                                    275 Commercial Blvd, Suite 260
                                    Lauderdale by the Sea,  Florida  33308


The undersigned incorporator(s) has (have) executed these Articles of Incorporation this

         4th          day of             May            , 2001.
--------------------           ------------------------



                  ---------------------------------------------------
                                     Signature


                                 /s/     Bruno Sartori
                  ---------------------------------------------------
                                     Signature


                            ARTICLES OF INCORPORATION
                                FILING FEE - $35